                        ANNUAL REPORT / OCTOBER 31 2001

                         AIM INTERNATIONAL EQUITY FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN

 FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN CREATED A MULTICULTURAL

  COLLAGE OF SYMBOLS REPRESENTING THE FINEST ACHIEVEMENT OF PEOPLE AROUND THE

WORLD. TODAY, THE INTERNATIONAL MARKETPLACE HELPS PUT MANY OF THE WORLD'S GREAT

IDEAS INTO ACTION--IDEAS THAT COULD BECOME THE SYMBOLS OF HUMAN ACHIEVEMENT FOR

                               THE 21ST CENTURY.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the 30 largest international funds tracked by Lipper, Inc. an independent mutual fund performance monitor.
o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The EAFE--Registered Trademark-- Growth Index measures the performance of EAFE companies with higher price/book ratios and lower forecasted growth.
o The EAFE--Registered Trademark-- Value Index measures the performance of EAFE companies with lower price/book ratios and lower forecasted growth.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report--October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.          before September's terrorist attacks, the slowdown in the
GRAHAM]            economy and equity markets had been more persistent than
                   anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund's growth-oriented investing style was a hindrance during this fiscal year. For example, Class A shares of AIM International Equity Fund returned a disappointing -27.96%. For comparison, the MSCI EAFE index returned -24.93% over the same period. We believe that the growth investing style will return to favor, though of course we cannot say when. As shown in the following pages, over the long run, your fund handsomely outperforms its benchmarks.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND STRUGGLES WITH GLOBAL ECONOMIC SLOWDOWN

HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD?
Hard hit by a global economic slowdown and the events of September 11, 2001, markets around the world declined during the reporting period. Given this environment, for the fiscal year ended October 31, 2001, AIM International Equity Fund returned -27.96% for Class A shares, -28.48% for Class B shares and -28.47% for Class C shares based on net asset value (without a sales charge). By comparison, the fund's index, the MSCI EAFE--Registered Trademark-- Index returned -24.93% over the same period.
    These figures, however, belie a rally in world markets in October. For the month of October, for instance, the fund returned 2.41% for Class A shares and 2.30% for Class B and C shares, excluding sales charges. And as the chart below illustrates, over the long term, the fund has outperformed its index. Also of note during the reporting period, as a result of a vote by shareholders, AIM Japan Growth Fund was merged into AIM International Equity Fund.

HOW DID INTERNATIONAL MARKET TRENDS AFFECT THE FUND?
A steady stream of disappointing corporate earning numbers and downgrades, coupled with the aftermath of the U.S. terrorist attacks, sent world markets lower. Indeed, there was little place to hide as the decline was truly felt around the world. In the wake of this worldwide economic slowdown, there was a real flight to safety. Investors continued to move out of growth investments and into either more defensive plays or into fixed-income securities.
    For example, the MSCI EAFE--Registered Trademark-- Value Index outperformed the MSCI EAFE--Registered Trademark-- Growth Index by more than 11 percentage points during the reporting period. AIM International Equity Fund's more growth-oriented approach was out of favor much of the fiscal year and this had a negative impact on fund performance.
    However, the fund continues to look for companies that deliver earnings which has led to the fund's increased exposure to defensive sectors, such as food retailers, support services, energy and health care. As you can see, this is reflected in the fund's top 10 holdings.
    In this seemingly bleak period, however, there were several positives. In the wake of the terrorist attacks, major central banks around the world reduced interest rates, injecting liquidity into financial markets. In response to this, most world markets were higher in October, led by a tech sector rally. Technology was one of the best performing sectors for the month of October. The fund's exposure to the technology sector increased in October, which proved beneficial to fund performance.

WHAT HAPPENED IN EUROPE DURING THE FISCAL YEAR?
European economies continue to slow. During the third quarter, the manufacturing industry reported reductions in new orders, consumer confidence continued to decline and unemployment in some areas, such as France, was rising. The European Central Bank (ECB) did lower rates in tandem with other central banks after the terrorist attack but has been slow

FUND AT A GLANCE

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

INVESTMENT STYLE: GROWTH (Focuses on the growth of a company's earnings, the most tangible measure of growth and success.)

o Invests in companies with earnings that are projected to grow faster than the market

o Invests in rapidly growing large and mid-size foreign companies in developed Europe and the Pacific Rim

o The fund focuses first on companies, not countries, realizing that earnings growth can occur anywhere.

  PERFORMANCE SINCE INCEPTION

  Fund beats index 4/7/92--10/31/01
  Average Annual Total Returns

                                  [BAR GRAPH]
================================================================================
FUND CLASS A SHARES AT NAV            7.98%

MSCI EAFE INDEX                       5.58%*

  *Index returns from 3/31/92--10/31/01

                                                            Source: Lipper, Inc.

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=================================================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------------
 1. Altana A. G. (Germany)              2.8%        1. Pharmaceuticals                    18.3%       1. France             18.5%

 2. Sanofi-Synthelabo S.A. (France)     2.8         2. Banks                               9.2        2. United Kingdom     16.9

 3. Biovail Corp. (Canada)              2.7         3. Integrated Oil & Gas                8.8        3. Japan               9.6

 4. TotalFinaElf S.A. (France)          2.5         4. Food Retail                         6.0        4. Canada              9.1

 5. Royal Bank of Scotland                          5. Automobile Manufacturers            3.4        5. Germany             5.3
    Group PLC (United Kingdom)          2.4
                                                    6. Oil & Gas Exploration & Production  2.7        6. Spain               3.7
 6. Teva Pharmaceutical
    Industries Ltd. - ADR (Israel)      2.4         7. IT Consulting & Services            2.6        7. Italy               3.7

 7. Aventis S.A. (France)               2.3         8. Electronic Equipment & Instruments  2.5        8. Denmark             3.4

 8. BNP Paribas S.A. (France)           2.2         9. Integrated Telecomm Services        2.3        9. Switzerland         2.8

 9. BP PLC (United Kingdom)             2.2        10. Diversified Commercial Services     2.3       10. Mexico              2.6

10. ENI S.p.A. (Italy)                  2.1

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

=================================================================================================================================

to the rate reduction party as it has lowered rates just three times year-to-date.
    The euro has been volatile--relatively weak (compared to the U.S. dollar) during the spring and summer but following the terrorist attacks, it rallied strongly. The fund does not hedge its currency positions, a factor that both helped and hindered fund performance. A weak euro converts into fewer dollars for the fund (i.e. gains are reduced and losses exaggerated) but a strong euro converts into more dollars (i.e. gains are magnified and losses lessened) for the fund.

HOW DID ASIAN MARKETS PERFORM?
Asian markets have posted disappointing returns as many countries in the region depend heavily on export revenue. The events of September 11 only exacerbated the situation. A number of Asian countries are dangerously close to or already in recession. Japan, the largest Asian economy, continues to face deflation, interest rates near zero, little to no growth and bad bank loans. On a positive note, the Japanese government has intervened heavily in currency markets to weaken the yen, which has made Japanese products cheaper overseas.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We don't really focus on benchmarking against our index. Instead we try to produce the best performance by holding the best growth stocks we can find. During the year, we decreased our exposure to consumer discretionary stocks. Instead we have focused on more defensive industries--like pharmaceuticals, which have produced good earnings--because that's the area where we have found good growth. For most of the fiscal year, defensive stocks have been the only ones to deliver earnings growth and therefore have a large representation in the fund. The fund's mid-cap exposure has also increased this year due to the elimination of several large-cap holdings and the strong earnings momentum currently found in mid caps.

DESCRIBE SOME OF THE FUND'S TOP HOLDINGS.

o Biovail Corp: This Canadian company applies its timed-release drug-delivery systems to existing drugs that treat hypertension, asthma and arthritis, among other conditions.
o ENI S.p.A.: This is one of Italy's largest oil and natural gas, petrochemical and oil field services companies, now expanding into power generation.
o Sanofi-Synthelabo S.A.: A Paris-based drug manufacturer, this company specializes in cardiovascular, central nervous system, oncological and internal medicine drugs.

ANY FINAL THOUGHTS?
At the close of the reporting period, central banks around the world had cut interest rates--hoping to speed up a global recovery. While earnings in many sectors could well be disappointing for the remainder of the year, many markets have already discounted these results. Indeed, equities in both Europe and Asia are at attractive levels.
    Going forward, the fund's approach remains the same: we continue to seek large-cap international companies with strong earnings momentum. Because of the global slowdown, the fund's holdings may appear more defensive but they still display the characteristics and fundamentals that the fund's investment style demands.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (4/7/92)            7.34%
 5 Years                      0.87
 1 Year                     -31.93

CLASS B SHARES
Inception (9/15/94)           3.55%
 5 Years                      0.90
 1 Year                     -31.79

CLASS C SHARES
Inception (8/4/97)           -2.77%
 1 Year                     -29.13

The fund's average annual returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -38.08%; five years, 0.31%; inception (4/7/92), 7.14%. Class B shares, one year, -37.95%; five years, 0.35%; inception (9/15/94), 3.26%. Class C shares, one year, -35.52%; inception (8/4/97), -3.36%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT                            4/7/92 - 10/31/01

                                [MOUNTAIN GRAPH]

================================================================================
AIM INTERNATIONAL EQUITY FUND,
CLASS A SHARES  $19,693

LIPPER INTERNATIONAL FUND INDEX $17,842

MSCI EAFE INDEX $15,717

================================================================================
                AIM International          Lipper
                   Equity Fund,         International            MSCI
                    Class A                 Fund                 EAFE
                     Shares                 Index                Index
--------------------------------------------------------------------------------
 4/92               $ 9,450               $10,000               $10,000
                      9,710                 9,930                 9,384
                      9,796                 9,734                 9,293
10/92                 9,601                 9,290                 9,173
                      9,723                 9,490                 9,306
                     11,033                10,797                11,413
                     11,445                11,172                11,873
10/93                13,188                12,454                12,609
                     14,738                13,979                13,381
                     13,979                13,362                13,310
                     14,153                13,536                13,549
10/94                14,630                13,887                13,881
                     12,892                12,414                12,786
                     14,132                13,206                14,053
                     15,520                14,122                14,493
10/95                15,395                13,822                13,830
                     16,295                14,709                14,848
                     17,466                15,492                15,657
                     17,026                15,090                15,004
10/96                17,826                15,566                15,280
                     18,885                16,464                15,134
                     18,896                16,925                15,519
                     21,893                19,339                17,723
10/97                19,864                17,647                15,986
                     20,203                18,062                16,690
                     23,295                20,564                18,453
                     24,145                20,739                18,689
10/98                21,078                18,467                17,524
                     22,965                19,900                19,090
                     23,002                21,063                20,199
                     24,051                21,714                20,497
10/99                26,501                22,722                21,560
                     32,769                25,783                22,768
                     32,137                25,809                23,010
                     30,796                25,410                22,349
10/00                27,341                23,506                20,939
                     26,537                23,491                20,859
                     23,143                21,541                19,259
                     22,039                19,896                17,495
10/01                19,693                17,842                15,717

                                                  Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
This chart compares the performance of AIM International Equity Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 4/7/92-10/31/01. (Please note that the results for these indexes are for the period 3/31/92-10/31/01).
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the EAFE--Registered Trademark-- Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return is shown with sales charges, fund expenses and management fees.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the graph and table do not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect deduction of taxes, either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                                 [LOCK GRAPHIC]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                   MARKET
                                                  SHARES           VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-90.58%

AUSTRALIA-0.89%

AMP Ltd. (Multi-Line Insurance)                    2,148,700   $   19,510,309
=============================================================================

BRAZIL-1.11%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                          753,800       12,241,712
-----------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd.
  (Integrated Oil & Gas)                             622,814       11,989,632
=============================================================================
                                                                   24,231,344
=============================================================================

CANADA-9.06%

Alberta Energy Co. Ltd. (Oil & Gas
  Exploration & Production)                          517,900       20,374,363
-----------------------------------------------------------------------------
Bank of Nova Scotia (Banks)                          388,000       10,709,259
-----------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                 1,253,600       59,245,136
-----------------------------------------------------------------------------
Bombardier Inc.-Class B (Aerospace & Defense)      2,183,200       14,154,315
-----------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                    309,400       10,618,608
-----------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail)                     1,375,200       42,501,618
-----------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                         683,000       16,874,016
-----------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                        593,000       20,846,636
-----------------------------------------------------------------------------
TransCanada PipeLines Ltd. (Gas Utilities)           181,500        2,343,152
=============================================================================
                                                                  197,667,103
=============================================================================

DENMARK-3.41%

Danske Bank A.S. (Banks)                           1,741,390       25,799,306
-----------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)        1,016,544       41,247,212
-----------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                         233,150        7,331,362
=============================================================================
                                                                   74,377,880
=============================================================================

FRANCE-18.47%

Altran Technologies S.A. (IT Consulting &
  Services)                                          838,800       38,507,337
-----------------------------------------------------------------------------
Assurances Generales de France (Multi-Line
  Insurance)                                         347,749       16,058,247
-----------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                       691,000       50,848,798
-----------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                             588,100       48,914,547
-----------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                             47,950        5,520,444
-----------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   1,015,000       41,251,399
-----------------------------------------------------------------------------
Publicis Groupe S.A. (Advertising)                   315,400        6,984,120
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
FRANCE-(CONTINUED)

Sanofi-Synthelabo S.A. (Pharmaceuticals)             923,700   $   60,905,072
-----------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)               489,400       23,039,897
-----------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)             380,644       53,451,325
-----------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)              445,200       26,850,034
-----------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)              797,749       30,669,785
=============================================================================
                                                                  403,001,005
=============================================================================

GERMANY-5.27%

Allianz A.G. (Multi-Line Insurance)                   35,160        8,257,296
-----------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      1,303,420       61,010,223
-----------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                     196,866        5,847,895
-----------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                                 128,200       33,915,834
-----------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)          21,450        5,985,547
=============================================================================
                                                                  115,016,795
=============================================================================

HONG KONG-1.19%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                     3,090,000        9,369,219
-----------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                        843,000       16,548,090
=============================================================================
                                                                   25,917,309
=============================================================================

INDIA-0.45%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                          163,228        9,912,385
=============================================================================

IRELAND-2.37%

Bank of Ireland (Banks)                            2,817,100       25,180,619
-----------------------------------------------------------------------------
Elan Corp. PLC-ADR (Pharmaceuticals)(a)              579,700       26,463,305
=============================================================================
                                                                   51,643,924
=============================================================================

ISRAEL-2.63%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)                  185,900        5,487,768
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                  841,300       51,992,340
=============================================================================
                                                                   57,480,108
=============================================================================

ITALY-3.70%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A (Highways & Railtracks)         4,047,800       25,432,518
-----------------------------------------------------------------------------
Bulgari S.p.A. (Apparel & Accessories)             1,318,000       10,084,380
-----------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                  3,607,449       45,201,653
=============================================================================
                                                                   80,718,551
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

JAPAN-9.56%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                  510,000   $    9,913,427
-----------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                        89,430          848,691
-----------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                          308,000       10,162,692
-----------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 09/07/01-
  09/13/01; Cost $17,857,081)(b)                     889,000       21,346,455
-----------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                           234,000       17,162,039
-----------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                     371,100       13,305,530
-----------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                       428,800       25,600,523
-----------------------------------------------------------------------------
Kao Corp. (Household Products)                       121,000        2,865,893
-----------------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)              48,200        7,432,342
-----------------------------------------------------------------------------
NTT Data Corp. (IT Consulting & Services)(a)           1,984        8,669,062
-----------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 10/12/98-02/21/01; Cost
  $17,246,548)(b)                                      1,497       20,295,818
-----------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)                 920,000       15,328,324
-----------------------------------------------------------------------------
Sharp Corp. (Consumer Electronics)                 1,093,000       11,301,356
-----------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                  336,000       16,273,113
-----------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)        276,500        6,706,999
-----------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)           991,400       21,295,181
=============================================================================
                                                                  208,507,445
=============================================================================

MEXICO-2.64%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)              739,900       11,098,500
-----------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Brewers)       4,538,900       10,423,565
-----------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.- Class L-ADR
  (Integrated Telecommunication Services)            384,300       13,089,258
-----------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                    10,703,000       23,102,325
=============================================================================
                                                                   57,713,648
=============================================================================

NETHERLANDS-2.00%

Koninklijke Ahold N.V. (Food Retail)               1,349,000       37,959,091
-----------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)          268,700        5,640,416
=============================================================================
                                                                   43,599,507
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

PORTUGAL-0.18%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)(a)                    490,950   $    3,888,972
=============================================================================

SINGAPORE-0.71%

Datacraft Asia Ltd. (Networking Equipment)         4,797,136       15,542,721
=============================================================================

SOUTH KOREA-1.08%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                        464,000        9,669,760
-----------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                   103,700       13,936,445
=============================================================================
                                                                   23,606,205
=============================================================================

SPAIN-3.73%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)        467,700        5,233,032
-----------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                   985,300       33,082,034
-----------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       1,075,200       20,034,314
-----------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                   1,926,877       23,137,941
=============================================================================
                                                                   81,487,321
=============================================================================

SWEDEN-1.53%

Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                         667,200       11,666,742
-----------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                          1,305,900       21,733,166
=============================================================================
                                                                   33,399,908
=============================================================================

SWITZERLAND-2.82%

Nestle S.A.-Class B (Packaged Foods)                 192,600       39,958,017
-----------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)                   27,300       21,569,339
=============================================================================
                                                                   61,527,356
=============================================================================

TAIWAN-0.85%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                             10,433,736       18,448,055
=============================================================================

UNITED KINGDOM-16.93%

BP PLC (Integrated Oil & Gas)                      5,923,300       47,838,703
-----------------------------------------------------------------------------
Capita Group PLC (Employment Services)             6,514,800       41,239,466
-----------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                          705,000       11,367,149
-----------------------------------------------------------------------------
Matalan PLC (Apparel Retail)(a)                      153,100          806,989
-----------------------------------------------------------------------------
Next PLC (Department Stores)                       1,946,100       24,609,773
-----------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)         2,839,000       39,660,603
-----------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                        7,619,800       27,443,624
-----------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           2,185,400       52,314,193
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

Safeway PLC (Food Retail)                          6,205,100   $   31,603,815
-----------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       4,568,700       34,239,117
-----------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)          3,635,900       20,462,794
-----------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                         5,408,900       19,087,251
-----------------------------------------------------------------------------
WPP Group PLC (Advertising)                        2,065,900       18,714,203
=============================================================================
                                                                  369,387,680
=============================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,959,235,512)                           1,976,585,531
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

MONEY MARKET FUNDS-9.75%

STIC Liquid Assets Portfolio(c)                  106,438,222   $  106,438,222
-----------------------------------------------------------------------------
STIC Prime Portfolio(c)                          106,438,222      106,438,222
=============================================================================
    Total Money Market Funds (Cost
      $212,876,444)                                               212,876,444
=============================================================================
TOTAL INVESTMENTS-100.33% (Cost
  $2,172,111,956)                                               2,189,461,975
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.33%)                              (7,211,679)
=============================================================================
NET ASSETS-100.00%                                             $2,182,250,296
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $41,642,273, which represented 1.91% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $2,172,111,956)*                             $2,189,461,975
-------------------------------------------------------------
Foreign currencies, at value (cost
  $4,058,581)                                       4,032,501
-------------------------------------------------------------
Receivables for:
  Investments sold                                 26,144,480
-------------------------------------------------------------
  Capital stock sold                                4,942,801
-------------------------------------------------------------
  Dividends                                         3,798,562
-------------------------------------------------------------
Investment for deferred compensation plan              82,151
-------------------------------------------------------------
Collateral for securities loaned                  115,299,878
-------------------------------------------------------------
Other assets                                           53,624
=============================================================
    Total assets                                2,343,815,972
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            22,977,016
-------------------------------------------------------------
  Capital stock reacquired                         19,746,622
-------------------------------------------------------------
  Deferred compensation plan                           82,151
-------------------------------------------------------------
  Collateral upon return of securities loaned     115,299,878
-------------------------------------------------------------
Accrued distribution fees                           1,901,688
-------------------------------------------------------------
Accrued directors' fees                                 1,507
-------------------------------------------------------------
Accrued transfer agent fees                         1,059,960
-------------------------------------------------------------
Accrued operating expenses                            496,854
=============================================================
    Total liabilities                             161,565,676
=============================================================
Net assets applicable to shares outstanding    $2,182,250,296
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,404,268,913
_____________________________________________________________
=============================================================
Class B                                        $  612,124,595
_____________________________________________________________
=============================================================
Class C                                        $  165,856,788
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      400,000,000
-------------------------------------------------------------
  Outstanding                                      97,188,477
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      44,424,506
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      12,027,171
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        14.45
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.45 divided by
      94.50%)                                  $        15.29
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        13.78
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        13.79
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $111,191,618 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,962,351)                                  $  31,204,706
------------------------------------------------------------
Dividends from affiliated money market funds      10,136,941
------------------------------------------------------------
Interest                                             134,796
------------------------------------------------------------
Security lending income                            2,055,217
============================================================
    Total investment income                       43,531,660
============================================================

EXPENSES:

Advisory fees                                     26,188,064
------------------------------------------------------------
Administrative services fees                         239,396
------------------------------------------------------------
Custodian fees                                     1,710,356
------------------------------------------------------------
Distribution fees -- Class A                       5,554,261
------------------------------------------------------------
Distribution fees -- Class B                       7,879,400
------------------------------------------------------------
Distribution fees -- Class C                       2,148,690
------------------------------------------------------------
Transfer agent fees -- Class A                     5,181,566
------------------------------------------------------------
Transfer agent fees -- Class B                     2,205,291
------------------------------------------------------------
Transfer agent fees -- Class C                       601,376
------------------------------------------------------------
Directors' fees                                       19,260
------------------------------------------------------------
Other                                              1,326,749
============================================================
    Total expenses                                53,054,409
============================================================
Less: Fees waived                                 (1,184,439)
------------------------------------------------------------
    Expenses paid indirectly                         (50,109)
============================================================
    Net expenses                                  51,819,861
============================================================
Net investment income (loss)                      (8,288,201)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (321,418,911)
------------------------------------------------------------
  Foreign currencies                              (3,081,472)
============================================================
                                                (324,500,383)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (592,990,304)
------------------------------------------------------------
  Foreign currencies                               2,412,732
============================================================
                                                (590,577,572)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (915,077,955)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(923,366,156)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $    (8,288,201)   $    1,818,566
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (324,500,383)      290,796,677
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (590,577,572)     (274,429,169)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (923,366,156)       18,186,074
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (156,825,052)      (86,520,783)
-----------------------------------------------------------------------------------------------
  Class B                                                         (70,681,276)      (38,910,409)
-----------------------------------------------------------------------------------------------
  Class C                                                         (18,156,188)       (5,375,907)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (180,428,359)      313,494,138
-----------------------------------------------------------------------------------------------
  Class B                                                         (46,358,665)      148,996,045
-----------------------------------------------------------------------------------------------
  Class C                                                             589,170       163,874,554
===============================================================================================
    Net increase (decrease) in net assets                      (1,395,226,526)      513,743,712
===============================================================================================

NET ASSETS:

  Beginning of year                                             3,577,476,822     3,063,733,110
===============================================================================================
  End of year                                                 $ 2,182,250,296    $3,577,476,822
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 2,516,881,207    $2,727,015,413
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (160,057)         (137,143)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (351,577,431)      233,356,824
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                             17,106,577       617,241,728
===============================================================================================
                                                              $ 2,182,250,296    $3,577,476,822
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $8,265,287, undistributed net realized gains decreased by $14,771,356 and paid in capital increased by $6,506,069 as a result of book/tax differences due to foreign currency transactions, merger related adjustments, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund's capital loss carryforward of $328,198,427 is broken down by expiration date as follows:

        CAPITAL
   LOSS CARRYFORWARD     EXPIRATION
   -----------------     ----------
     $ 11,425,187     October 31, 2008
   -----------------------------------
      316,773,240     October 31, 2009
   -----------------------------------
     $328,198,427
    __________________________________
   ===================================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,184,439.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $239,396 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $3,018,417 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $5,554,261, $7,879,400 and $2,148,690, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $291,152 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $315,479 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $7,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $50,109 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $50,109.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $111,191,618 were on loan to brokers. The loans were secured by cash collateral of $115,299,878 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $2,055,217 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,211,065,667 and $2,518,733,700 respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $200,596,623
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (197,068,026)
=========================================================
Net unrealized appreciation of investment
  securities                                 $  3,528,597
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $2,185,933,378.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                               2000
                                                            -------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                            ------------    ---------------    -----------    ---------------
Sold:
  Class A                                                    175,580,029    $ 2,950,679,623     74,959,702    $ 1,884,430,622
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,979,371         82,782,098     10,706,006        266,318,794
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     14,086,051        222,470,653     11,663,828        288,872,717
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      7,606,981        146,967,008      3,304,133         80,984,287
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,458,005         64,111,410      1,485,236         35,304,035
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        924,281         17,145,423        214,163          5,094,930
=============================================================================================================================
Issued in connection with acquisition:*
  Class A                                                      2,217,146         33,310,375             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,619,058         23,291,645             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        232,554          3,348,737             --                 --
=============================================================================================================================
Reacquired:
  Class A                                                   (195,871,662)    (3,311,385,365)   (65,335,468)    (1,651,920,771)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (13,584,017)      (216,543,818)    (6,258,901)      (152,626,784)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (15,412,641)      (242,375,643)    (5,276,103)      (130,093,093)
=============================================================================================================================
                                                             (14,164,844)   $  (226,197,854)    25,462,596    $   626,364,737
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* As of the close of business on September 07, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 07, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2001        2000(a)         1999        1998(a)       1997(a)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)         0.08         (0.03)         0.05          0.04
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.66)         0.72          4.49          0.96          1.68
================================================================================================================================
    Total from investment operations                               (5.67)         0.80          4.46          1.01          1.72
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.11)        (0.06)        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (1.48)        (0.93)        (0.21)           --         (0.43)
================================================================================================================================
    Total distributions                                            (1.48)        (0.93)        (0.32)        (0.06)        (0.45)
================================================================================================================================
Net asset value, end of period                                $    14.45    $    21.60    $    21.73    $    17.59    $    16.64
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (27.96)%        3.16%        25.73%         6.11%        11.43%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,404,269    $2,325,636    $2,058,419    $1,724,635    $1,577,390
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.57%(c)      1.44%         1.48%         1.45%         1.47%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.61%(c)      1.48%         1.52%         1.49%         1.51%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.04)%(c)     0.30%        (0.14)%        0.28%         0.24%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               85%           87%           86%           78%           50%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,851,420,253.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001      2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  20.81    $  21.11    $  17.13    $  16.27    $  15.13
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.11)      (0.17)      (0.09)      (0.09)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.42)       0.74        4.36        0.95        1.66
======================================================================================================================
    Total from investment operations                             (5.55)       0.63        4.19        0.86        1.57
======================================================================================================================
Less distributions from net realized gains                       (1.48)      (0.93)      (0.21)         --       (0.43)
======================================================================================================================
Net asset value, end of period                                $  13.78    $  20.81    $  21.11    $  17.13    $  16.27
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (28.48)%      2.42%      24.72%       5.29%      10.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $612,125    $997,843    $887,106    $744,987    $678,809
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.27%(c)    2.18%       2.27%       2.22%       2.25%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.31%(c)    2.22%       2.31%       2.26%       2.28%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)  (0.44)%     (0.93)%     (0.49)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             85%         87%         86%         78%         50%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $787,939,985.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                 COMMENCED)
                                                              -------------------------------------------    TO OCTOBER 31,
                                                                2001      2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    --------    -------    --------------
Net asset value, beginning of period                          $  20.82    $  21.13    $  17.14    $ 16.27       $ 17.64
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.11)      (0.17)     (0.09)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.42)       0.73        4.37       0.96         (1.35)
===========================================================================================================================
    Total from investment operations                             (5.55)       0.62        4.20       0.87         (1.37)
===========================================================================================================================
Less distributions from net realized gains                       (1.48)      (0.93)      (0.21)        --            --
===========================================================================================================================
Net asset value, end of period                                $  13.79    $  20.82    $  21.13    $ 17.14       $ 16.27
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 (28.47)%      2.37%      24.76%      5.35%         7.77%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $165,857    $253,998    $118,208    $58,579       $12,829
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.27%(c)    2.18%       2.27%      2.22%         2.27%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.31%(c)    2.22%       2.31%      2.26%         2.30%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)  (0.44)%     (0.93)%    (0.49)%       (0.55)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                             85%         87%         86%        78%           50%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $214,869,043.
(d)  Annualized.

INTERNATIONAL EQUITY FUND

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Board of Directors and Shareholders of AIM International Equity Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Equity Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

                          PRICEWATERHOUSECOOPERS LLP

                          December 12, 2001
                          Houston, Texas

INTERNATIONAL EQUITY FUND

BOARD OF DIRECTORS                                  OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                    Robert H. Graham                          11 Greenway Plaza
Chairman, President and                             Chairman and President                    Suite 100
Chief Executive Officer                                                                       Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and Secretary       INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                           Gary T. Crum                              A I M Advisors, Inc.
                                                    Senior Vice President                     11 Greenway Plaza
Bruce L. Crockett                                                                             Suite 100
Director                                            Dana R. Sutton                            Houston, TX 77046
ACE Limited;                                        Vice President and Treasurer
Formerly Director, President, and                                                             TRANSFER AGENT
Chief Executive Officer                             Robert G. Alley
COMSAT Corporation                                  Vice President                            A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Owen Daly II                                        Melville B. Cox                           Houston, TX 77210-4739
Formerly, Director                                  Vice President
Cortland Trust, Inc.                                                                          CUSTODIAN
                                                    Edgar M. Larsen
Albert R. Dowden                                    Vice President                            State Street Bank and Trust Company
Chairman,                                                                                     225 Franklin Street
The Cortland Trust, Inc. and                        Mary J. Benson                            Boston, MA 02110
DHJ Media, Inc.; and                                Assistant Vice President and
Director, Magellan Insurance Company,               Assistant Treasurer                       COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                            Sheri Morris                              Ballard Spahr
Volvo Group North America, Inc.; and                Assistant Vice President and              Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                     Assistant Treasurer                       1735 Market Street
                                                                                              Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                COUNSEL TO THE DIRECTORS
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                      Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                              919 Third Avenue
                                                                                              New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                       DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                               A I M Distributors, Inc.
of the U.S. House of Representatives                                                          11 Greenway Plaza
                                                                                              Suite 100
Carl Frischling                                                                               Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                         AUDITORS

Prema Mathai-Davis                                                                            PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                                   1201 Louisiana, Suite 2900
Harvard University Graduate School                                                            Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $245,662,516 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
      MORE AGGRESSIVE                     MORE AGGRESSIVE                            1976 and managed approximately $141 billion
                                                                                     in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)       AIM Developing Markets                          including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM European Small Company                      clients and financial institutions, as of
AIM Large Cap Opportunities(1)       AIM Asian Growth                                September 30, 2001.
AIM Emerging Growth                  AIM International Emerging Growth                   The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Global Aggressive Growth                    Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM European Development                        AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                   AIM Euroland Growth                             complex in the United States in assets under
AIM Dent Demographic Trends          AIM International Equity                        management, according to Strategic Insight,
AIM Constellation                    AIM Global Growth                               an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                 AIM Worldwide Spectrum                          subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                       AIM Global Trends                               world's largest independent financial
AIM Small Cap Equity                 AIM International Value(3)                      services companies with $361 billion in
AIM Capital Development                                                              assets under management as of September 30,
AIM Charter                                MORE CONSERVATIVE                         2001.
AIM Mid Cap Equity
AIM Select Equity(2)                      SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                   MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                      AIM New Technology
AIM Large Cap Basic Value            AIM Global Telecommunications and Technology
AIM Balanced                         AIM Global Energy(4)
AIM Basic Balanced                   AIM Global Infrastructure
                                     AIM Global Financial Services
   MORE CONSERVATIVE                 AIM Global Health Care
                                     AIM Global Utilities
                                     AIM Real Estate(5)


                                            MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS           TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II                    AIM High Income Municipal
AIM High Yield                       AIM Municipal Bond
AIM Strategic Income                 AIM Tax-Free Intermediate
AIM Income                           AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        INT-AR-1

A I M DISTRIBUTORS, INC.